UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 12, 2026
3M COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	File No. 1-3285	41-0417775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3M Center, St. Paul, Minnesota		55144-1000
(Address of Principal Executive Offices)		(Zip Code)
(Registrant’s Telephone Number, Including Area Code) (651) 733-1110
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.01 Per Share	MMM	New York Stock Exchange
	MMM	NYSE Texas, Inc.
1.500% Notes due 2026	MMM26	New York Stock Exchange
1.750% Notes due 2030	MMM30	New York Stock Exchange
1.500% Notes due 2031	MMM31	New York Stock Exchange
Note: The common stock of the Registrant is also traded on the SIX Swiss Exchange.
Securities registered pursuant to section 12(g) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange Act.                                                             ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 12, 2026, 3M Company (the “Company) held its 2026 annual meeting of shareholders (the “Annual Meeting”). The final voting results and the votes used to determine the results for each item of business properly presented at the Annual Meeting are as follows:

Proposal No. 1 — The shareholders elected each of the ten nominees to the Board of Directors for a one-year term.

1a. David P. Bozeman	360,627,598	2,972,290	803,954	71,690,731
1b. Thomas "Tony" K. Brown	335,942,810	27,131,428	1,329,604	71,690,731
1c. William M. Brown	351,658,473	11,886,404	858,965	71,690,731
1d. Audrey Choi	357,096,040	6,155,323	1,152,479	71,690,731
1e. Anne H. Chow	352,959,808	10,659,401	784,633	71,690,731
1f. James R. Fitterling	360,480,532	3,110,642	812,668	71,690,731
1g. Suzan Kereere	359,969,791	3,662,055	771,996	71,690,731
1h. Neil G. Mitchill, Jr.	362,025,951	1,543,301	834,590	71,690,731
1i. Pedro J. Pizarro	356,663,688	6,549,843	1,190,311	71,690,731
1j. Thomas W. Sweet	356,469,590	7,088,910	845,342	71,690,731

Proposal No. 2 — The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
412,885,060	21,557,112	1,652,401	N/A

Proposal No. 3 — The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
342,396,161	19,808,604	2,199,077	71,690,731

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3M COMPANY

By:	/s/ Kevin H. Rhodes

Kevin H. Rhodes
Executive Vice President, Chief Legal Affairs Officer and Secretary
Dated: May 13, 2026